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                                                                   EXHIBIT 10.39



                  AMENDMENT NO. 1 TO THE CONVERTIBLE PREFERRED
                            STOCK PURCHASE AGREEMENT


                 WHEREAS, effective as of February 27, 1998, Oncormed, Inc., a Delaware corporation (the "Company") and Southbrook International Investments, Ltd., a corporation organized and existing under the laws of the British Virgin Islands ("Southbrook"), Westover Investments L.P., a Delaware limited partnership ("Westover"), Montrose Investments, Ltd., a Cayman Islands exempt company ("Montrose"), Brown Simpson Strategic Growth Fund, L.P., a New York limited partnership ("Brown Simpson LP"), and Brown Simpson Strategic Growth Fund, Ltd., a Cayman Islands exempt company ("Brown Simpson Limited"), entered into that certain Convertible Preferred Stock Purchase Agreement (the "Agreement"). Southbrook, Westover, Montrose, Brown Simpson LP, Brown Simpson Limited and Incyte Pharmaceuticals, Inc., a Delaware corporation ("Incyte") are each referred to herein as a "Purchaser" and are collectively referred to herein as the "Purchasers";

                 WHEREAS, on March 6, 1998, Incyte exercised certain rights provided for in the Agreement to purchase shares of the Company's 6% Series A Convertible Preferred Stock, thereby becoming a party to the Agreement;

                 WHEREAS, pursuant to Section 5.4 of the Agreement, no provision of the Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchasers; and

                 WHEREAS, the Company and the Purchasers desire to amend
Section 3.16 of the Agreement in the following manner.

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment No. 1 to the Agreement (the "Amendment"), the parties agree as set forth below.

A. AMENDMENTS TO AGREEMENT. Section 3.16 of the Agreement is hereby amended to read in its entirety as follows:

                 "3.16  Incyte Conversion Limitation.       In no event shall
                 Incyte be permitted to convert any shares of Preferred Stock for Common Stock, the number of which shares of Common Stock, when added to the number of shares of Common Stock actually held by Incyte immediately prior to such conversion, would equal or exceed 9.95% of the number of shares of Common Stock then issued and outstanding immediately after such conversion, unless (i) concurrently with such conversion or immediately thereafter, there is effected (A) a consolidation or merger of the Company with or into any other person pursuant to which the holders of the shares of capital stock of the Company entitled to vote generally in the election of directors of the Company immediately before such transaction hold, immediately after such transaction,





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                 less than 50% of the total voting power of all shares of
                 capital stock of the surviving corporation entitled to vote generally in the election of directors of the surviving corporation, (B) the sale or transfer of all or substantially all of the assets of the Company in which the consideration therefor is equity or equity equivalent securities, or (C) any other transaction involving the Company pursuant to which the Common Stock is converted into the right to receive other securities, cash or property or a combination thereof or (ii) immediately prior to such conversion the number of shares of Common Stock actually held by Incyte (without giving effect to concurrent conversions by Incyte of Company securities by which Incyte will obtain additional Common Stock) does not equal or exceed 10% of the number of shares of Common Stock then issued and outstanding and at the time of such exercise there is pending a tender or exchange offer by a third party for some or all of the Common Stock (such number of shares of Preferred Stock in excess of the 9.95% limitation set forth above to be referred to herein as the "Incyte Excess Shares"). To the extent that the limitation contained in this Section
                 3.16 applies, the Company shall use commercially reasonable efforts to either (i) facilitate the transfer of the Incyte Excess Shares to a third party at a price per share on an as-converted basis equal to the Per Share Market Value for the Trading Day immediately preceding the Conversion Date, or (ii) redeem, from funds legally available therefor at the time of such redemption, the Incyte Excess Shares at a price per share equal to the product of (i) the Per Share Market Value for the Trading Day immediately preceding the Conversion Date and (ii) the Conversion Ratio calculated on the Conversion Date. "

B.       MISCELLANEOUS.

                 1. Except as amended hereby, the Agreement shall remain in full force and effect.

                 2. Except as the context may otherwise require, capitalized terms used herein and not defined herein shall have the meaning ascribed to such term in the Agreement.

                 3. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute





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good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                 4. This Amendment may be signed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.





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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of
Amendment as of March __, 1998.


ONCORMED, INC.                            SOUTHBROOK INTERNATIONAL INVESTMENTS,
                                          LTD.

By:/s/ L. ROBERT JOHNSTON                 By:  /s/ KENNETH E. HUNDERSON
   ----------------------                    ----------------------------------
   Name: L. ROBERT JOHNSTON                  Name: KENNETH E. HUNDERSON
   Title: VP & CFO                           Title: ATTORNEY-IN-FACT

                                          WESTOVER INVESTMENTS L.P.


                                          By:  /s/ WILLIAM E. ROSE
                                             ----------------------------------
                                             Name: WILLIAM E. ROSE
                                             Title: AUTHORIZED SIGNATORY

                                          MONTROSE INVESTMENTS, LTD.


                                          By:  /s/ WILLIAM E. ROSE
                                             ----------------------------------
                                             Name: WILLIAM E. ROSE
                                             Title: AUTHORIZED SIGNATORY

                                          BROWN SIMPSON STRATEGIC GROWTH FUND,
                                          L.P.

                                          By:/s/ MITCHELL D. KAYE
                                             ----------------------------------
                                             Name: MITCHELL D. KAYE
                                             Title: PRINCIPAL

                                          BROWN SIMPSON STRATEGIC GROWTH FUND,
                                          LTD.

                                          By:/s/ MITCHELL D. KAYE
                                             ----------------------------------
                                             Name: MITCHELL D. KAYE
                                             Title: PRINCIPAL

                                          INCYTE PHARMACEUTICALS, INC.


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:





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